                                                                    EXHIBIT 99.1



  CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER CERTIFICATION PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the accompanying Annual Report on Form 10-K of Franklin Bancorp, Inc. for the year ended December 31, 2002, I, David L. Shelp, President, Chief Executive Officer and Chief Financial Officer of Franklin Bancorp, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

         (1) such Annual Report on Form 10-K of Franklin Bancorp, Inc. for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Annual Report on Form 10-K of Franklin Bancorp, Inc. for the year ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Franklin Bancorp, Inc.


                           /s/ David L. Shelp
                           -------------------------------------------------
March 28, 2003             David L. Shelp
                           President, Chief Executive Officer and
                           Chief Financial Officer
                           (principal executive and
                           principal financial officer)





                                       34